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                                                                  EXHIBIT (e)(4)

SERVICE REQUEST

PLATINUM

INVESTOR (R) PLUS

THE UNITED STATES LIFE

PLATINUM INVESTOR PLUS--FIXED OPTION
     .    Division 242 - USL Declared Fixed Interest Account

PLATINUM INVESTOR PLUS--VARIABLE DIVISIONS
AIM Variable Insurance Funds
     .    Division 320 - AIM V.I. Core Equity
     .    Division 270 - AIM V.I. International Growth
The Alger American Fund
     .    Division 273 - Alger American Leveraged AllCap
     .    Division 272 - Alger American MidCap Growth
American Century Variable Portfolios, Inc.
     .    Division 274 - VP Value
Credit Suisse Trust
     .    Division 275 - Small Cap Core I
Dreyfus Investment Portfolios
     .    Division 276 - MidCap Stock
Dreyfus Variable Investment Fund
     .    Division 278 - Developing Leaders
     .    Division 277 - Quality Bond
Fidelity Variable Insurance Products
     .    Division 282 - VIP Asset Manager
     .    Division 281 - VIP Contrafund
     .    Division 279 - VIP Equity-Income
     .    Division 321 - VIP Freedom 2020
     .    Division 322 - VIP Freedom 2025
     .    Division 323 - VIP Freedom 2030
     .    Division 280 - VIP Growth
     .    Division 283 - VIP Mid Cap
Franklin Templeton Variable Insurance Products Trust
     .    Division 287 - VIP Franklin Small Cap Value Securities
     .    Division 284 - VIP Franklin U.S. Government
     .    Division 285 - VIP Mutual Shares Securities
     .    Division 286 - VIP Templeton Foreign Securities
Janus Aspen Series
     .    Division 288 - International Growth
     .    Division 290 - Mid Cap Growth
     .    Division 289 - Worldwide Growth
J.P. Morgan Series Trust II
     .    Division 292 - JPMorgan Mid Cap Value
     .    Division 291 - JPMorgan Small Company
MFS Variable Insurance Trust
     .    Division 295 - MFS VIT Core Equity
     .    Division 293 - MFS VIT Emerging Growth
     .    Division 296 - MFS VIT New Discovery
     .    Division 294 - MFS VIT Research
Neuberger Berman Advisers Management Trust
     .    Division 297 - AMT Mid-Cap Growth
Oppenheimer Variable Account Funds
     .    Division 299 - Oppenheimer Global Securities
     .    Division 298 - Oppenheimer Balanced
PIMCO Variable Insurance Trust
     .    Division 325 - PIMCO VIT
                         CommodityRealReturn Strategy
     .    Division 301 - PIMCO VIT Real Return
     .    Division 300 - PIMCO VIT Short-Term
     .    Division 302 - PIMCO VIT Total Return
Pioneer Variable Contracts Trust
     .    Division 324 - Pioneer Mid Cap Value VCT
Putnam Variable Trust
     .    Division 303 - Putnam VT Diversified Income
     .    Division 304 - Putnam VT Growth and Income
     .    Division 305 - Putnam VT Int'l Growth and Income
SunAmerica Series Trust
     .    Division 307 - ST Aggressive Growth
     .    Division 306 - ST Balanced
The Universal Institutional Funds, Inc.
     .    Division 308 - Equity Growth
     .    Division 309 - High Yield
VALIC Company I
     .    Division 310 - International Equities
     .    Division 311 - Mid Cap Index
     .    Division 312 - Money Market I
     .    Division 314 - Nasdaq-100 Index
     .    Division 316 - Science & Technology
     .    Division 315 - Small Cap Index
     .    Division 313 - Stock Index
Van Kampen Life Investment Trust
     .    Division 319 - LIT Growth and Income
Vanguard Variable Insurance Fund
     .    Division 317 - VIF High Yield Bond
     .    Division 318 - VIF REIT Index

AGLC100817 Rev0504                                                       Rev1007

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                                                                                                   VARIABLE UNIVERSAL LIFE INSURANCE
[LOGO OF AIG(R) AMERICAN GENERAL]                                                                                    SERVICE REQUEST
THE UNITED STATES LIFE INSURANCE                                                                COMPLETE AND RETURN THIS REQUEST TO:
COMPANY IN THE CITY OF NEW YORK ("USL")                                                           Variable Universal Life Operations
A MEMBER COMPANY OF AMERICAN                                                                   PO Box 4880 . Houston, TX. 77210-4880
INTERNATIONAL GROUP, INC.                                                                         (800) 251-3720 or Hearing Impaired
                                                                                                              (TDD) (888) 436-5258 .
                                                                                                                 Fax: (713) 620-6653

[_] POLICY             1.  POLICY #:________________________________________ INSURED:_______________________________________________
    IDENTIFICATION
COMPLETE THIS SECTION      ADDRESS:__________________________________________________________________________ New Address (yes) (no)
FOR ALL REQUESTS.          Primary Owner (If other than insured):___________________________________________________________________
                           Address:___________________________________________________________________________New Address (yes) (no)
                           Primary Owner's S.S. No. or Tax l.D. No.____________ Phone Number:(  )____-______________________________
                           Joint Owner (If applicable): ____________________________________________________________________________
                           Address:__________________________________________________________________________ New Address (yes) (no)

[_] NAME CHANGE        2.  Change Name Of:(Circle One)  Insured  Owner  Payor  Beneficiary

Complete this section      Change Name From:(First, Middle, Last)            Change Name To:(First, Middle, Last)
if the name of the
Insured, Owner, Payor      ________________________________________________  _______________________________________________________
or Beneficiary has
changed. (Please           Reason for Change:(Circle One)  Marriage  Divorce  Correction  Other (Attach copy of legal proof)
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

[_] CHANGE IN          3.  INVESTMENT DIVISION                       PREM % DED %  INVESTMENT DIVISION                  PREM % DED %
    ALLOCATION             (242) USL Declared Fixed Interest Account ______ _____  Neuberger Berman Advisers Management Trust
    PERCENTAGES            AIM Variable Insurance Funds                            (297) AMT Mid-Cap Growth             ______ _____
                           (320) AIM V.I.Core Equity*                ______ _____  Oppenheimer Variable Account Funds
Use this section to        (270) AIM V.I.International Growth        ______ _____  (299) Oppenheimer Global Securities  ______ _____
indicate how premiums      The Alger American Fund                                 (298) Oppenheimer Balanced           ______ _____
or monthly deductions      (273) Alger American Leveraged AllCap     ______ _____  PIMCO Variable Insurance Trust
are to be allocated.       (272) Alger American MidCap Growth        ______ _____  (325) PIMCO VIT                      ______ _____
Total allocation in        American Century Variable Portfolios, Inc.                    CommodityRealReturn Strategy
each column must           (274) VP Value                            ______ _____  (301) PIMCO VIT Real Return          ______ _____
equal 100%; whole          Credit Suisse Trust                                     (300) PIMCO VIT Short-Term           ______ _____
numbers only.              (275) Small Cap Core I                    ______ _____  (302) PIMCO VIT Total Return         ______ _____
                           Dreyfus Investment Portfolios                           Pioneer Variable Contracts Trust
* These investment         (276) MidCap Stock*                       ______ _____  (324) Pioneer Mid Cap Value VCT      ______ _____
options are available      Dreyfus Variable Investment Fund                        Putnam Variable Trust
only for owners whose      (278) Developing Leaders*                 ______ _____  (303) Putnam VT Diversified Income   ______ _____
policies were              (277) Quality Bond*                       ______ _____  (304) Putnam VT Growth and Income*   ______ _____
effective before           Fidelity Variable Insurance Products                    (305) Putnam VT Int'l Growth and
5/1/06.                    (282) VIP Asset Manager                   ______ _____        Income                         ______ _____
                           (281) VIP Contrafund                      ______ _____  SunAmerica Series Trust
** This investment         (279) VIP Equity-Income                   ______ _____  (307) ST Aggressive Growth           ______ _____
option is not              (321) VIP Freedom 2020                    ______ _____  (306) ST Balanced                    ______ _____
available for any          (322) VIP Freedom 2025                    ______ _____  The Universal Institutional Funds, Inc.
purpose except to          (323) VIP Freedom 2030                    ______ _____  (308) Equity Growth*                 ______ _____
transfer Accumulation      (280) VIP Growth                          ______ _____  (309) High Yield*                    ______ _____
Value to other             (283) VIP Mid Cap                         ______ _____  VALIC Company I
investment options.        Franklin Templeton Variable Insurance Products Trust    (310) International Equities         ______ _____
                           (287) VIP Franklin Small Cap Value                      (311) Mid Cap Index                  ______ _____
                                 Securities                          ______ _____  (312) Money Market I                 ______ _____
                           (284) VIP Franklin U.S. Government        ______ _____  (314) Nasdaq-100 Index               ______ _____
                           (285) VIP Mutual Shares Securities        ______ _____  (316) Science & Technology           ______ _____
                           (286) VIP Templeton Foreign Securities    ______ _____  (315) Small Cap Index                ______ _____
                           Janus Aspen Series                                      (313) Stock Index                    ______ _____
                           (288) International Growth                ______ _____  Van Kampen Life Investment Trust
                           (290) Mid Cap Growth                      ______ _____  (319) LIT Growth and Income          ______ _____
                           (289) Worldwide Growth*                   ______ _____  Vanguard Variable Insurance Fund
                           J.P . Morgan Series Trust II                            (317) VIF High Yield Bond            ______ _____
                           (292) JPMorgan Mid Cap Value**              NA   _____  (318) VIF REIT Index                 ______ _____
                           (291) JPMorgan Small Company              ______ _____  Other:______________________________ ______ _____
                           MFS Variable Insurance Trust                                                                  100%   100%
                           (295) MFS VIT Core Equity*                ______ _____
                           (293) MFS VIT Emerging Growth*            ______ _____
                           (296) MFS VIT New Discovery               ______ _____
                           (294) MFS VIT Research                    ______ _____
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[_] MODE OF PREMIUM    4. Indicate frequency and premium amount desired: $______ Annual $_____ Semi-Annual $______________ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE                                                       $______ Monthly (Bank Draft Only)

Use this section to       Indicate billing method desired: ____ Direct Bill_____ Pre-Authorized Bank Draft
change the billing                                                             (attach a Bank Draft Authorization Form
frequency and/or                                                                and "Void" Check)
method of premium
payment. Note,            Start Date:________/ _________/ __________
however, that USL
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.

[_] LOST POLICY        5. I/we hereby certify that the policy of insurance for the listed policy
    CERTIFICATE           has been ____ LOST ______ DESTROYED __________ OTHER.

Complete this section     Unless I/we have directed cancellation of the policy, I/we request that a:
if applying for a
Certificate of                    __________ Certificate of Insurance at no charge
Insurance or
duplicate policy to               __________ Full duplicate policy at a charge of $25
replace a lost or
misplaced policy. If      be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
a full duplicate          policy to USL for cancellation.
policy is being
requested, a check or
money order for $25
payable to USL must
be submitted with
this request.

[_] DOLLAR COST        6. Day of the month for transfers _________________________ (Chose a day of the month between 1-28)
    AVERAGING (DCA)       Frequency of transfers:__________ Monthly _________ Quarterly _________ Semi-Annually __________ Annually
    ($5,000 MINIMUM       DCA to be made from the following investment option: ____________________________________________________
    BEGINNING             Transfer: $___________________________________ ($100 minimum, whole dollars only)
    ACCUMULATION
    VALUE)

An amount can be          AIM Variable Insurance Funds                            Neuberger Berman Advisers Management Trust
systematically            (320) AIM V.I.Core Equity*                 $__________  (297) AMT Mid-Cap Growth                $________
transferred from any      (270) AIM V.I.International Growth         $__________  Oppenheimer Variable Account Funds
one investment option     The Alger American Fund                                 (299) Oppenheimer Global Securities     $________
and directed to one       (273) Alger American Leveraged AllCap      $__________  (298) Oppenheimer Balanced              $________
or more of the            (272) Alger American MidCap Growth         $__________  PIMCO Variable Insurance Trust
investment options        American Century Variable Portfolios, Inc.              (325) PIMCO VIT
below. The USL            (274) VP Value                             $__________        CommodityRealReturn Strategy      $________
Declared Fixed            Credit Suisse Trust                                     (301) PIMCO VIT Real Return             $________
Interest Account is       (275) Small Cap Core I                     $__________  (300) PIMCO VIT Short-Term              $________
not available for         Dreyfus Investment Portfolios                           (302) PIMCO VIT Total Return            $________
DCA. Please refer to      (276) MidCap Stock*                        $__________  Pioneer Variable Contracts Trust
the prospectus for        Dreyfus Variable Investment Fund                        (324) Pioneer Mid Cap Value VCT         $________
more information on       (278) Developing Leaders*                  $__________  Putnam Variable Trust
the DCA option.           (277) Quality Bond*                        $__________  (303) Putnam VT Diversified Income      $________
                          Fidelity Variable Insurance Products                    (304) Putnam VT Growth and Income*      $________
NOTE: DCA is not          (282) VIP Asset Manager                    $__________  (305) Putnam VT Int'l Growth and Income $________
available if the          (281) VIP Contrafund                       $__________  SunAmerica Series Trust
Automatic Rebalancing     (279) VIP Equity-Income                    $__________  (307) ST Aggressive Growth              $________
option has been           (321) VIP Freedom 2020                     $__________  (306) ST Balanced                       $________
chosen.                   (322) VIP Freedom 2025                     $__________  The Universal Institutional Funds, Inc.
                          (323) VIP Freedom 2030                     $__________  (308) Equity Growth*                    $________
* These investment        (280) VIP Growth                           $__________  (309) High Yield*                       $________
options are available     (283) VIP Mid Cap                          $__________  VALIC Company I
only for owners whose     Franklin Templeton Variable Insurance Products Trust    (310) International Equities            $________
policies were             (287) VIP Franklin Small Cap Value
effective before                Securities                           $__________  (311) Mid Cap Index                     $________
5/1/06.                   (284) VIP Franklin U.S.Government          $__________  (312) Money Market I                    $________
                          (285) VIP Mutual Shares Securities         $__________  (314) Nasdaq-100 Index                  $________
                          (286) VIP Templeton Foreign Securities     $__________  (316) Science & Technology              $________
                          Janus Aspen Series                                      (315) Small Cap Index                   $________
                          (288) International Growth                 $__________  (313) Stock Index                       $________
                          (290) Mid Cap Growth                       $__________  Van Kampen Life Investment Trust
                          (289) Worldwide Growth*                    $__________  (319) LIT Growth and Income             $________
                          J.P . Morgan Series Trust II                            Vanguard Variable Insurance Fund
                          (291) JPMorgan Small Company               $__________  (317) VIF High Yield Bond               $________
                          MFS Variable Insurance Trust                            (318) VIF REIT Index                    $________
                          (295) MFS VIT Core Equity*                 $__________  Other:_________________________________ $________
                          (293) MFS VIT Emerging Growth*             $__________
                          (296) MFS VIT New Discovery                $__________
                          (294) MFS VIT Research                     $__________


                          _________________ INITIAL HERE TO REVOKE DCA ELECTION.
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[_] AUTOMATIC REBALANCING      7.  Indicate frequency:_____ Quarterly _____ Semi-Annually _____ Annually

($5,000 minimum accumulation                   (DIVISION NAME OR NUMBER)                       (DIVISION NAME OR NUMBER)
value) Use this section to apply
for or make changes to Automatic   ______% :___________________________________   _____% :________________________________________
Rebalancing of the variable
divisions. Please refer to the     ______% :___________________________________   _____% :________________________________________
prospectus for more information
on the Automatic Rebalancing       ______% :___________________________________   _____% :________________________________________
Option.
                                   ______% :___________________________________   _____% :________________________________________
Note: Dollar Cost Averaging is
not available if the Automatic     ______% :___________________________________   _____% :________________________________________
Rebalancing Option has been
chosen.                            ______% :___________________________________   _____% :________________________________________

See investment option              ______% :___________________________________   _____% :________________________________________
restrictions in Box 3 above.
                                   ______% :___________________________________   _____% :________________________________________

                                   ______% :___________________________________   _____% :________________________________________

                                   ______% :___________________________________   _____% :________________________________________

                                   __________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

[_] AUTHORIZATION FOR          8.  I (or we, if Joint Owners) hereby  authorize USL to act on e-service instructions, if elected,
    TRANSACTIONS ONLY              to transfer values among the Variable  Divisions and USL Declared Fixed Interest Account and to
                                   change allocations for future premium payments and monthly deductions.

Complete this section if you are   Initial the designation you prefer:
applying for or revoking current
telephone or e-service             ______ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
privileges.
                                   ______ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent USL and the firm authorized to service my policy.

                                   USL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon e-service instructions received and acted on in good faith, including losses due to e-service communication errors. USL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to an
                                   e-service instruction, I will notify USL in writing within five working days from receipt of confirmation of the transaction from USL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus.
                                   This authorization will remain in effect until my written notice of its revocation is received by
                                   USL in its home office.

                                   __________ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

[_] CORRECT AGE                9.  Name of Insured for whom this correction is submitted: _______________________________

Use this section to correct the
age of any person covered under
this policy. Proof of the        Correct DOB: _____/_____/_____
correct date of birth must
accompany this request.

[_] TRANSFER OF ACCUMULATED   10.
    VALUES                                                         (DIVISION NAME OR NUMBER)        (DIVISION NAME OR NUMBER)

Use this section if you want       Transfer $_____ or _____% from ____________________________ to ____________________________.
to transfer money between
divisions. The minimum amount      Transfer $_____ or _____% from ____________________________ to ____________________________.
for transfers is $500.00.
Withdrawals from the USL           Transfer $_____ or _____% from ____________________________ to ____________________________.
Declared Fixed Interest Account
to a Variable Division may         Transfer $_____ or _____% from ____________________________ to ____________________________.
only be made within the 60 days
after a policy anniversary. See    Transfer $_____ or _____% from ____________________________ to ____________________________.
transfer limitations outlined in
prospectus. If a transfer causes   Transfer $_____ or _____% from ____________________________ to ____________________________.
the balance in any division to
drop below $500, USL reserves      Transfer $_____ or _____% from ____________________________ to ____________________________.
the right to transfer the
remaining balance. Amounts to be   Transfer $_____ or _____% from ____________________________ to ____________________________.
transferred should be indicated
in dollar or percentage amounts,   Transfer $_____ or _____% from ____________________________ to ____________________________.
maintaining consistency
throughout.                        Transfer $_____ or _____% from ____________________________ to ____________________________.

See investment option
restrictions in Box 3 above.
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[_] REQUEST FOR               11.
    PARTIAL SURRENDER/
    POLICY LOAN                    ________ I request a partial surrender of $________ or ________% of the net cash surrender value.

Use this section to apply for a    ________ I request a loan in the amount of $________.
partial surrender from or policy
loan against policy values. For    ________ I request the maximum loan amount available from my policy.
detailed information concerning
these two options please refer     Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
to your policy and its related     percentages in effect, if available; otherwise they are taken pro-rata from the USL Declared
prospectus. If applying for a      Fixed Interest Account and Variable Divisions in use.
partial surrender, be sure to         ______________________________________________________________________________________________
complete the Notice of
Withholding section of this           ______________________________________________________________________________________________
Service Request in addition to
this section.                         ______________________________________________________________________________________________

[_] NOTICE OF WITHHOLDING     12.  The taxable portion of the distribution you receive from your variable universal life insurance policy is subject to federal income tax withholding unless you elect not to have withholding
Complete this section if you       apply. Withholding of state income tax may also be required by your state of residence. You may
have applied for a partial         elect not to have withholding apply by checking the appropriate box below. If you elect not to
surrender in Section 11.           have withholding apply to your distribution or if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                                   Check one:______ I do want income tax withheld from this distribution.

                                             ______ I do not want income tax withheld from this distribution.

                                   IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).

[_] AFFIRMATION/SIGNATURE     13.  CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS
                                   MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING
Complete this section for ALL      UNDER SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE.
requests.
                                   THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                                   OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

                                 Dated at _____________________ this_______ day of _____________________________, ________________.
                                          (City, State)

                                 X                                                 X
                                 ----------------------------------------------    -----------------------------------------------
                                   SIGNATURE OF OWNER                                SIGNATURE OF WITNESS

                                 X                                                 X
                                 ----------------------------------------------    -----------------------------------------------
                                   SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS

                                 X                                                 X
                                 ----------------------------------------------    -----------------------------------------------
                                   SIGNATURE OF ASSIGNEE                             SIGNATURE OF WITNESS
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AGLC100817 Rev0504                                                      Rev1007
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